Barclays CEO Energy-Power Conference September 5, 2012 Exhibit 99.1

Safe Harbor Statement
Safe Harbor Statement
Some of the information included in this presentation contains “forward-looking statements” (as defined in Section 27A of the
Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Such forward-looking statements are based on management’s beliefs and assumptions and on information currently available. Forward-looking statements include the information concerning SunCoke’s possible or assumed future results of operations, the planned Master
Limited Partnership, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and may be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “will,”
“should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements.
In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the Securities and Exchange Commission cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward-looking statement made by SunCoke. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings. All forward-looking statements included in this presentation are expressly qualified in their entirety by such cautionary statements.
SunCoke does not have any intention or obligation to update publicly any forward-looking statement (or its associated cautionary language) whether as a result of new information or future events or after the date of this presentation, except as required by applicable law.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.
Barclays CEO Energy-Power Conference

2006-2011 Increase: 138%
2,490
4,190
4,740
5,390
5,390
5,940
2006
2007
2008
2009
2010
2011
Jewell Coke (Virginia)
Indiana Harbor (Indiana)
Haverhill I (Ohio)
Vitória (Brazil)
Haverhill II (Ohio)
Granite City (Illinois)
Middletown (Ohio)

SunCoke Energy

Largest independent producer of
metallurgical coke in the Americas
Cokemaking business generates
~85% of Adjusted EBITDA
(1)
– 5.9 million tons of capacity in six facilities; five
in U.S. and one in Brazil
– Four new plants since 2006 proves our ability
to permit, design, construct and start up
greenfield developments and work
internationally
– Supply world class steelmakers: Arcelor
Mittal, US Steel and AK Steel
Coal mining operations represents
~15% of Adjusted EBITDA
(1)
– 2012 expected production of 1.6 million tons
– 114 million tons of primarily mid-vol.
metallurgical coal reserves in Virginia and
West Virginia
About SunCoke
About SunCoke
SunCoke
Cokemaking Capacity
(In thousands of tons)
Barclays CEO Energy-Power Conference 3
(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.

Blast Furnaces and Coke
Blast Furnaces and Coke

1 short ton
of hot metal (NTHM)
Top Gas
BEST IN CLASS in lbs/ST
Iron
burden
Iron ore/
pellets
Scrap
3100
198
Flux Limestone
30
Fuel Coke
600
BEST IN CLASS in lbs/ST
Fuel
Nat Gas
Coal
Up to
80-120
Up to
120-180
Blast furnaces are the most Blast furnaces are the most
efficient and proven method efficient and proven method
of reducing iron oxides of reducing iron oxides
into liquid iron into liquid iron
Coke is a vital material to Coke is a vital material to
blast furnace steel making blast furnace steel making
We believe stronger, larger We believe stronger, larger
coke is becoming more coke is becoming more
important as blast furnaces important as blast furnaces
seek to optimize fuel needs seek to optimize fuel needs
Most efficient blast
furnaces require
800-900 lbs/NTHM
of fuel to produce
a ton of hot metal

⑥ Common tunnel delivers hot flue gas from multiple ovens to a boiler or vent stack
Automated Uptake Dampers for oven draft control
⑤ Flue gas exits at the top of each wall and travels across an uptake damper before entering the common tunnel.
Door Hole Dampers for primary air
① Coal bed absorbs heat from refractory and liberates combustible volatile matter.
② Partially combusted gas is drawn through downcomers within the oven walls.
Sole Flue Dampers for secondary air addition
④ Completely oxidized flue gas is drawn into uptakes within oven walls.
③ Gas traverses through sole flues beneath the oven floor where secondary air is added through sole flue dampers.

Sun Coke Heat Recovery Oven - Illustration of Gas Flows

SunCoke Energy

SunCoke’s Cokemaking Technology
SunCoke’s Cokemaking Technology

Barclays CEO Energy-Power Conference
Our industry-leading cokemaking technology meets
U.S. EPA Maximum Achievable Control Technology (MACT) Standards

SunCoke’s Heat Recovery vs. By-Product Oven
SunCoke’s Heat Recovery vs. By-Product Oven
6 Barclays CEO Energy-Power Conference
SunCoke Heat Recovery             Traditional By-Product
Pressurization Negative pressure Positive pressure
Air Emissions Meet s U.S. EPA MACT standards
Potential for emission of hazardous
compounds
Power Generation Cogenerates power Power consuming process
Hazardous Inputs None Yes – sulfuric acid
Volatile Organic Compounds Complete combustion No combustion
Solid Wastes No toxic solid wastes Process produces toxic waste streams

SunCoke‘s Value Proposition
SunCoke‘s Value Proposition
Provide an assured supply of coke to steelmakers
Larger, stronger coke for improved blast furnace performance
Demonstrated sustained 15%-20% turndown
High quality coke with cheaper coal blends
– Burn loss vs. by-product
Capital preservation and lower capacity cost per ton;
particularly relative to greenfield investment
Stringent U.S. regulatory environment
Power prices and reliability versus value of coke oven gas and by-product "credits"
High Quality
& Reliable
Coke Supply
Turndown
Flexibility
Coal
Flexibility
Capital
Efficiency
& Flexibility
Environment
/Economic
Trade-offs
Barclays CEO Energy-Power Conference 7

SunCoke’s Contract Proposition
SunCoke’s Contract Proposition
Barclays CEO Energy-Power Conference
We deliver coke to customers through a competitive turnkey solution, which produces a consistent stream of earnings

What SunCoke Offers
Typical Key
Coke Contract Provisions
-Through)
-Through)
-Through)
Capital Funding and Ownership
Permits and Approvals
Engineering, Procurement
& Construction
Plant Production and
Environmental Compliance
Reliable, High-Quality
Coke Supply
Take-Or-Pay
Fixed Fee
(Profit and Return on Capital)
Coal Cost Component
(Pass
Operating Cost Component
(Pass
Taxes, Transportation & Future
Environmental Costs
(Pass
Customer
SunCoke
Energy

Q1 & Q2 2012 Earnings Overview
Results driven by strong Coke business
performance
– Middletown startup has been a success
– Continued improvement at Indiana Harbor
– Strong operations at other facilities
Coal action plan progressing
– Difficult demand/price environment
– Taking action to reduce high cash
production costs
– Achieved improved sequential quarter
performance
Strong liquidity position
– Generated $66 million of free cash flow
(2)
in
first half 2012
– Cash balance of $190 million and virtually
undrawn revolver of $150 million
(1)
For a definition and reconciliation of Adjusted EBITDA, please see the appendix.
(2)
For a definition and reconciliation of free cash flow, please see the appendix.
Barclays CEO Energy-Power Conference

Adjusted EBITDA
(1)
(in millions)
Earnings Per Share (diluted)
$0.17
$0.24
$0.32
$0.32
2011 2012
Q1 Q2
$26.6
$55.8
$37.7
$65.5
2011 2012
Q1 Q2

922
168
276
301
177
965
179
293
314
179
1,014
68
172
289
309
176
1,068
142
175
286
291
174
1,095
153
177
291
299
176

$ 39 /Ton
$ 50/Ton
$ 34/Ton(2)
$ 51/Ton(3)
$ 57/ton
$36
$25
$11
$48
$34
$14
$32
$21
$11
$55
$40
$15
$61
$49
$13

SunCoke Energy

Domestic Coke Business Summary
Domestic Coke Business Summary
(Jewell Coke & Other Domestic Coke)
(Jewell Coke & Other Domestic Coke)
Barclays CEO Energy-Power Conference

Domestic Coke Production Domestic Coke Adjusted EBITDA
(1)
Per Ton
(Tons in thousands) ($ in millions, except per ton amounts)
(1) For a definition of EBITDA and Adjusted EBITDA/Ton and reconciliations, please see the appendix.
(2) Includes Indiana Harbor contract billing adjustment of $6.0 million, net of NCI, and inventory adjustment of $6.2 million, net of NCI, of which $3.1 million is attributable to Q3 2011.
(3) Includes a $2.4 million, net of NCI, charge related to coke inventory reduction and a $1.3 million, net of
NCI,  lower cost or market adjustment on pad coal inventory and lower coal-to-coke yields related to the startup at Middletown.
Strong  performance driven by Middletown, Indiana Harbor and other operations
Jewell Indiana Harbor Haverhill Granite City Middletown
Jewell Coke Segment Other Domestic Coke Segment Adjusted EBITDA/ton
Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12
Q2 '11 Q3 '11 Q4 '11 Q1 '12 Q2 '12

Q2 '11	Q3 '11	Q4 '11	Q1 '12	Q2 '12
Coal Sales	334	371	363	373	365
Coal Producton	340	340	349	375	401
Purchased Coal	24	22	20	19	4

SunCoke Energy

Coal Mining Financial Summary
Coal Mining Financial Summary
Barclays CEO Energy-Power Conference

Coal Mining Adjusted EBITDA
(1)
and Avg. Sales
Price/Ton
(2)
($ in millions, except per ton amounts)
Cash production costs increasing in face of
difficult demand/price environment
–
Pricing up modestly, reflecting strong mid-vol.
pricing/volumes, offset by weak hi-vol. and thermal
pricing/volumes
–
Cash costs up $11/ton, reflecting decreased mix and
higher costs of hi-vol. and thermal production
Coal action plan implemented in Q1 2012
gaining traction
–
Focus on most productive mines to reduce costs
delivered sequential quarter improvement
–
Cash cost per ton at Jewell decreased from
$161  in Q1 2012 to $143 in Q2 2012
–
Jewell reject rates improved from 68% in Q1
2012 to 66% in Q2 2012
–
Expect further cash cost reductions for 2013
Intend to maintain cash neutral position in
2012
–
Reduced capital spending in line with outlook
Coal Sales, Production and Purchases
$11
$9
$2
$7
$9
$162
$155
$159
$171
$167
$34
$25
$20
$20
$25
$126
$132
$138
$151
$137
Q2 '11 Q3 '11 Q4 '11(3) Q1 '12 Q2 '12
Coal Adjusted EBITDA Average Sales Price
Coal Adj EBITDA / ton Coal Cash Cost / ton
(1)
For a definition and a reconciliation of Adjusted EBITDA, please see the appendix.
(2)
Average Sales Price is the weighted average sales price for all coal sales volumes, including sales to affiliates and sales to Jewell Coke.
(3)
Q4 2011 Adjusted EBITDA inclusive of Black Lung Liability charge of  $3.4 million and OPEB expense allocation of $1.8 million.

$141
$95 - $110
$5 - $15
$9 - $14
$250 - $280

SunCoke Energy

2012 Adjusted EBITDA
2012 Adjusted EBITDA
(1)
(1)
Outlook
Outlook
($ in millions)
Barclays CEO Energy-Power Conference 12
(1)
For a definition of Adjusted EBITDA and reconciliation of Adjusted EBITDA, please see the appendix.
Strong U.S. cokemaking business expected to
drive increase in Adjusted EBITDA
(1)
in 2012
2011
Adjusted
EBITDA
Coke Business Coal Mining Corporate
Costs
2012 Adjusted
EBITDA
(1)
(1)

2012 Guidance
2012 Guidance
Metric Expected 2012 Outlook
Adjusted EBITDA
(1)
$250 million – $280 million
EPS* (at 22% tax rate) $1.30 – $1.65
Capital Expenditures
& Investments
Approximately $85 million
Free Cash Flow
(1)
$100 million +
Cash Tax Rate 10% – 15%
Effective Tax Rate 20% – 24%
Corporate Costs $30 million – $35 million
Coke Production In excess of 4.3 million tons
Coal Production Approximately 1.6 million tons
*Diluted
Barclays CEO Energy-Power Conference 13
For a definition of Adjusted EBITDA and Free Cash Flow and their reconciliations, please see the appendix.
(1)

Strategies for Enhancing Shareholder Value
Strategies for Enhancing Shareholder Value

Barclays CEO Energy-Power Conference
Operational
Excellence
• Maintain focus on details
and discipline of coke and
coal mining operations
• Sustain and enhance top
quartile safety
performance and ability to
meet environment
standards
• Leverage operating know-
how and technology to
continuously improve
yields and operating costs
Grow The Coke
Business
• U.S. & Canada
• Continue permitting
efforts for next potential
U.S. facility
• Explore opportunities to
make strategic
investments in existing
capacity
• International
• Execute India entry and
pursue follow-on growth
Strategically Optimize
Assets
• Coke MLP
• Execute plan to place a
portion of our
cokemaking assets into
an MLP structure
• Coal
• Optimize operations and
investments to enhance
long-term strategic
flexibility

Barclays CEO Energy-Power Conference
Source:  CRU, The Annual Outlook for Metallurgical Coke 2012.
Replace aging coke batteries operated by integrated steel producers
Source:  CRU, The Annual Outlook for Metallurgical Coke 2012
51% of coke capacity is at facilities >30 years old
Grow the Coke Business:
Grow the Coke Business:
U.S. and Canada
U.S. and Canada

U.S. & Canada Coke Supply
Total 2011 Coke Demand: 19.5 million tons
Integrated Integrated
Steel Steel
Producers Producers
63% 63%
SunCoke
18%
DTE
5%
Other Merchant Other Merchant
& Foundry & Foundry
6% 6%
Imports Imports
8% 8%
9
37
27%
24%
SunCoke U.S. &
Canada
(excl SXC)
30-40 years 40+ years
Aging Cokemaking Facilities
% of U.S. & Canada
coke production
Average Age

$450
$350
$250
Jan-09
Jan-10
Jan-11
Jan-12
Chinese Metallurgical Coke (FOB China port - adds $45 - $60/ton)
SunCoke - Other Domestic Coke

4.5
4.8
3.2
5.2
0.9
2.0
2.0
2.0
1.8
1.6
1.5
1.7
2005
2006
2007
2008
2009
2010
2011
2012E
2013E
2014E
2015E
2016E
Imports
SunCoke sales volumes

SunCoke Energy

SunCoke believes it has the opportunity to displace higher cost coke imports
(US$/ton)
Source: Steel Business Briefing, 2012
(1) Other Domestic Coke sales and other operating revenues less energy sales divided by tons sold.
Grow the Coke Business:
Grow the Coke Business:
U.S. and Canada
U.S. and Canada

Source: CRU, Metallurgical Coke Market Outlook 2012
(Tons in millions)
Barclays CEO Energy-Power Conference
Chinese Coke Price vs. Representative SunCoke Price
(1)
U.S. and Canada Coke Imports

Coke Price Comparison
Coke Price Comparison

Delivered Coke Prices - $/ton
SunCoke’s coke is highly competitive on price,
quality and reliability versus imported coke
Barclays CEO Energy-Power Conference
$551
Based on June 2012 prices
$341
$54
$327
$407
$144
Other Domestic Coke
(Delivered Price)
Ukrainian
Coke (2)
Chinese
Coke (1)
SunCoke Coke Price @ Spot Coal Price SunCoke Price - Contracted Coal Price Differential
Chinese Coke Price Chinese 40% Export Tax Premium (Tariff)
1
Includes $50/ton freight and $40/ton handling loss
2
Includes $40/ton freight and $30/ton handling loss
$395
$327
Source:  World Price(DTC) –  June 2012, Coke Market Report  - June 2012 , CRU and  company estimates

16
400%
5
3
Coke
PCI-Coal
Natural Gas

SunCoke Energy

Natural Gas in The Blast Furnace
Natural Gas in The Blast Furnace
Impact of Low Natural Gas Prices
•
Natural gas cannot completely replace
coke in blast furnace
–
We estimate natural gas and other
injectants can replace up to about 30%
–
The less coke used the more important
the coke’s quality
•
Alternative technologies take time to
implement, require significant capital
commitments and are energy intensive
•
Coke oven gases produced by
integrated steelmakers’ own coke
ovens is less valuable in low cost
natural gas environment, potentially
impacting steelmakers’ future
reinvest/rebuild decisions
Blast Furnace Fuel Pricing

Source:  CRU, SXC Analysis
US$/MMBtu

Grow the Coke Business:
U.S. and Canada
Aging battery
replacement
Import displacement
and demand growth
Expected demand opportunity
by 2015
in millions of tons
5

Barclays CEO Energy-Power Conference
U.S.  and Canada
Potential Coke Market
Opportunity
SunCoke’s
North America
Strategy
Permit a potential new
Permit a potential new
multi-customer
multi-customer
660k/TPY U.S. plant
660k/TPY U.S. plant
Explore acquisition of
Explore acquisition of
existing coke assets
existing coke assets

Sources:  CRU, The Annual Outlook for
Metallurgical Coke 2011,  CIA World Factbook.
Grow the Coke Business:
Grow the Coke Business:
International -
International -
India
India
Barclays CEO Energy-Power Conference 20
India
Steel/Coke
Market
Growing Steel
Market
Coke supply
Deficit
Active
Merchant
Market
Electric Power
Deficit
Projected to be 3rd largest steel
market by 2020
Blast furnace to play a critical
role in growth
Importing approximately
2 million tons annually
Coke capacity investment lags
steel investment
3.5 million tons merchant
production or 13% of total
17 active merchant
coke producers
10% - 20% short power
Average wholesale price >$80
mwh (2x U.S. rate)
Discussing  Discussing
opportunities in opportunities in
India India
Targeting potential Targeting potential
entry entry
by early 2013 by early 2013
–
–
• •
Committed to
Committed to
India entry
India entry
strategy
strategy

Master Limited Partnership
Master Limited Partnership
Filed S-1 on August 8, 2012
Expected Assets/Structure
–
At closing of offering, MLP will
own 60% interest in Haverhill
and Middletown
–
SXC to own General Partner,
incentive distribution rights and
a portion of the partnership
units
Proceeds to SXC
–
Expected uses will include paying
down debt, funding expansion
and other general corporate
purposes
Timing
–
Expect to close no sooner than
fourth quarter 2012
Barclays CEO Energy-Power Conference

Middletown Operations
Haverhill Operations

Appendix

Definitions
• Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”)
adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana
Harbor cokemaking operations. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue. The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under United States generally accepted accounting principles (GAAP) and may not be comparable to other similarly titled measures of other businesses.
Management believes Adjusted EBITDA is an important measure of the operating performance of the Company’s assets and is indicative of the Company’s ability to generate cash from operations.
• Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold.
• Free Cash Flow equals cash from operations less cash used in investing activities less cash distributions to non-
controlling interests.  Management believes Free Cash Flow information enhances an investor’s understanding of a business’ ability to generate cash.  Free Cash Flow does not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under GAAP and may not be comparable to other similarly titled measures of other businesses.
Barclays CEO Energy-Power Conference 23

Reconciliations
Barclays CEO Energy-Power Conference 24
$ in millions
Q2  2012 Q1  2012 FY  2011 Q4  2011 Q3  2011 Q2  2011
Q1  2011
Adjusted Operating Income 46.6 37.1 80.4 14.9 33.5 24.6 7.4
Net Income (Loss) attributable to Noncontrolling Interest 1.3 (0.3) (1.7) (0.5) 3.4 1.6 (6.2)
Subtract: Depreciation Expense (20.2) (18.4) (58.4) (16.0) (14.7) (14.7) (13.0)
Adjusted EBITDA 65.5 55.8 140.5 31.4 44.8 37.7 26.6
Subtract: Depreciation, depletion and amortization (20.2) (18.4) (58.4) (16.0) (14.7) (14.7) (13.0)
Subtract: Financing expense, net (11.8) (12.0) (1.4) (7.1) (3.3) 4.5 4.5
Subtract: Income Tax (7.0) (5.3) (7.2) 2.9 (5.1) (1.9) (3.1)
Subtract: Sales Discount (3.8) (3.2) (12.9) (3.2) (3.5) (3.1) (3.1)
Add: Net Income attributable to NCI 1.3 (0.3) (1.7) (0.5) 3.4 1.6 (6.2)
Net Income 24.0 16.6 58.9 7.5 21.6 24.1 5.7
Reconciliations from Adjusted Operating Income and Adjusted EBITDA to Net Income

Reconciliations
Barclays CEO Energy-Power Conference 25
$ in millions, except per ton data Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q2 2012
Adjusted EBITDA 12.5              48.6              0.7                  9.3                (5.6)               65.5              61.1
Subtract: Depreciation, depletion and amortization (1.3)               (13.7)             (0.1)                 (4.3)               (0.8)               (20.2)             (15.0)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests
1.3                1.3                1.3
Adjusted Pre-Tax Operating Income 11.2              36.2              0.6                  5.0                (6.4)               46.6              47.4
Adjusted EBITDA 12.5              48.6              0.7                  9.3                (5.6)               65.5              61.1
Sales Volume (thousands of tons) 170               892               358                  373               1,062
Adjusted EBITDA per Ton 73.5              54.5              2.0                  24.9              57.5
Q1 2012
Adjusted EBITDA 15.0              40.1              0.1                  7.4                (6.8)               55.8              55.1
Subtract: Depreciation, depletion and amortization (1.3)               (12.6)             (0.1)                 (4.1)               (0.3)               (18.4)             (13.9)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (0.3)               (0.3)               (0.3)
Adjusted Pre-Tax Operating Income 13.7              27.2              -                  3.3                (7.1)               37.1              40.9
Adjusted EBITDA 15.0              40.1              0.1                  7.4                (6.8)               55.8              55.1
Sales Volume (thousands of tons) 186               892               358                  373               1,078
Adjusted EBITDA per Ton 80.6              45.0              0.3                  19.8              51.1
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

Reconciliations
Barclays CEO Energy-Power Conference 26
$ in millions, except per ton data
Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Q4 2011
Adjusted EBITDA 10.6 21.3 10.2 2.5 (13.2) 31.4
Subtract: Depreciation, depletion and amortization (1.2) (10.6) (0.1) (3.7) (0.4) (16.0)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (0.5) (0.5)
Adjusted Pre-Tax Operating Income 9.4 10.2 10.1 (1.2) (13.6) 14.9
Adjusted EBITDA 10.6 21.3 10.2 2.5 (13.2) 31.4
Sales Volume (thousands of tons) 166 837 295 363
Adjusted EBITDA per Ton 63.9 25.4 34.6 6.9
Q3 2011
Adjusted EBITDA 13.9 34.3 1.7 9.2 (14.3) 44.8
Subtract: Depreciation, depletion and amortization (1.2) (9.9) - (3.3) (0.3) (14.7)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests 3.4 3.4
Adjusted Pre-Tax Operating Income 12.7 27.8 1.7 5.9 (14.6) 33.5
Adjusted EBITDA 13.9 34.3 1.7 9.2 (14.3) 44.8
Sales Volume (thousands of tons) 191 777 373 371
Adjusted EBITDA per Ton
72.8 44.1 4.6 24.8
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income
Coke
31.9
(11.8)
(0.5)
19.6
31.9
1,003
31.8
48.2
(11.1)
3.4
40.5
48.2

49.8

Reconciliations
Barclays CEO Energy-Power Conference 27
$ in millions, except per ton data Jewell Coke
Other
Domestic
Coke
International
Coke Jewell Coal Corporate Combined
Domestic
Coke
Q2 2011
Adjusted EBITDA
10.6 25.3 0.8 11.5 (10.5) 37.7 35.9
Subtract: Depreciation, depletion and amortization (1.4) (9.6) (0.1) (3.2) (0.4) (14.7) (11.0)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests
1.6 1.6 1.6
Adjusted Pre-Tax Operating Income
9.2 17.3 0.7 8.3 (10.9) 24.6 26.5
Adjusted EBITDA
10.6 25.3 0.8 11.5 (10.5) 37.7 35.9
Sales Volume (thousands of tons)
170 757 412 334 927
Adjusted EBITDA per Ton
62.4 33.4 1.9 34.4 38.7
Q1 2011
Adjusted EBITDA 11.0 8.5 1.0 12.3 (6.2) 26.6 19.5
Subtract: Depreciation, depletion and amortization (1.1) (8.6) - (2.7) (0.6) (13.0) (9.7)
Add (Subtract): Net (Income) loss attributable
to noncontrolling interests (6.2) (6.2) (6.2)
Adjusted Pre-Tax Operating Income 9.9 (6.3) 1.0 9.6 (6.8) 7.4 3.6
Adjusted EBITDA 11.0 8.5 1.0 12.3 (6.2) 26.6 19.5
Sales Volume (thousands of tons) 175 697 362 386 872
Adjusted EBITDA per Ton 62.9 12.2 2.8 31.9 22.4
Reconciliations from Adjusted EBITDA to Adjusted Pre-Tax Operating Income

(in millions)
       2012E
       Low
       2012E
       High
Net Income $98 $122
Depreciation, Depletion and Amortization 74 72
Total financing costs, net 48 46
Income tax expense 25 37
EBITDA
$245 $277
Sales discounts 11 10
Noncontrolling interests (6) (7)
Adjusted EBITDA $250 $280
Estimated EBITDA Reconciliation
2012E Net Income to Adjusted EBITDA Reconciliation
Barclays CEO Energy-Power Conference 28

Free Cash Flow Reconciliations
2012E Estimated Free Cash Flow Reconciliation
Barclays CEO Energy-Power Conference 29
(in millions)
1   Half
2012
Cash from operations $   86.7
Less cash used for investing activities (20.7)
Less payments to minority interest ( - )
Free Cash Flow $     66.0
(in millions) 2012
Cash from operations In excess of $   189
Less cash used for investing activities Approx. (85)
Less payments to minority interest Approx. (4)
Free Cash Flow In excess of $     100
First Half 2012 Free Cash Flow Reconciliation
st